                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities discussed at the November 14, 1998, meeting of the Board of Directors of the Company, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 7th day of December, 1998.



                                                 /s/ Marion H. Antonini
                                              -----------------------------
                                                     Marion H. Antonini

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities discussed at the November 14, 1998, meeting of the Board of Directors of the Company, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 8th of December, 1998.



                                    /s/ Livio D. DeSimone
                                 ---------------------------------
                                        Livio D. DeSimone

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities discussed at the November 14, 1998, meeting of the Board of Directors of the Company, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 7th day of December, 1998.



                                       /s/ John K. Greene
                                 ----------------------------------
                                           John K. Greene

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities discussed at the November 14, 1998, meeting of the Board of Directors of the Company, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of December, 1998.



                                    /s/ Donald M. James
                                 ---------------------------
                                        Donald M. James

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities discussed at the November 14, 1998, meeting of the Board of Directors of the Company, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 7th day of December, 1998.



                                          /s/ Douglas J. McGregor
                                    ------------------------------------
                                              Douglas J. McGregor

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities discussed at the November 14, 1998, meeting of the Board of Directors of the Company, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th of December, 1998.



                                   /s/ Ann D. McLaughlin
                             -----------------------------
                                       Ann D. McLaughlin

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities discussed at the November 14, 1998, meeting of the Board of Directors of the Company, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 7th of December, 1998.



                                   /s/ James V. Napier
                             -------------------------------
                                       James V. Napier

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities discussed at the November 14, 1998, meeting of the Board of Directors of the Company, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 8th day of December, 1998.



                                   /s/ Donald B. Rice
                             --------------------------------
                                       Donald B. Rice

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities discussed at the November 14, 1998, meeting of the Board of Directors of the Company, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 8th day of December, 1998.



                                        /s/ Orin R. Smith
                                   --------------------------------
                                            Orin R. Smith

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints William F. Denson, III, and E. Starke Sydnor, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to the Registration Statement on Form S-3 relating to the offering of unsubordinated, unsecured debt securities discussed at the November 14, 1998, meeting of the Board of Directors of the Company, and to any and all amendments to said Registration Statement, including post-effective amendments thereto and all related documents, said Registration Statement and amendments to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended.

         The undersigned hereby grants to said attorneys full power of substitution, resubstitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of December, 1998.



                                      /s/ Herbert A. Sklenar
                                   ----------------------------
                                          Herbert A. Sklenar